EXHIBIT 21.1
Subsidiaries of Schottenstein Realty Trust, Inc.
Upon completion of this offering and the formation transactions

Jurisdiction of
Name	Formation/Incorporation
Schottenstein Realty LP	Delaware
Schottenstein Realty TRS Inc.	Ohio
SRT C III TRS LLC	Ohio
WC-Schott Partners LLC	Ohio
Westerville State St. LLC	Ohio
Broad Parsons LLC	Ohio
8403 Colerain Ave LLC	Ohio
Kenny Centre LLC	Ohio
EBP 2800 North High LLC	Ohio
Jubilee-Greenwood LLC	Ohio
Jubilee-Factoria LLC	Ohio
Kimschott-Factoria Mall LLC	Delaware
JLP-Maple Hill LLC	Ohio
K & S Maple Hill Mall L.P.	Delaware
TJ Center-I, LLC	Ohio
GB Johnstown LLC	Delaware
High St. Tamarack LLC	Ohio
JAL Marion Plaza LLC	Ohio
JAL Roberts Road LLC	Ohio
J & S Latonia Centre KY LLC	Ohio
JR 2932-2938 E. Broad LLC	Ohio
JLP-Fairview Heights, LLC	Ohio
Jubilee-Westland, LLC	Ohio
Jubilee-Taylor, LLC	Ohio
JLP-Denton LLC	Ohio
Jubilee-Golden Triangle L.P.	Ohio
SSC-Polaris LLC	Ohio
Jubilee-Maryland SC, L.L.C.	Delaware
Jubilee-Clinton II LLC	Delaware
Jubilee-Clinton II Residential LLC	Delaware
Jubilee-Clinton II Aquasco LLC	Delaware
JLP-Ruther Glen, LLC	Ohio
JLP-Colorado Springs CO LLC	Ohio
JLP-Youngstown LLC	Ohio
JLP-Columbia, LLC	Ohio
JLP-Barboursville LLC	Ohio
JLP-Toledo Monroe, LLC	Ohio
JLP-Spring Meadow LLC	Ohio
JLP-North Lake, LLC	Ohio
JLP-Pueblo CO LLC	Ohio
Jubilee-Sawmill LLC	Ohio

Jurisdiction of
Name	Formation/Incorporation
JLP-Baileys Crossroads VA LLC	Ohio
JLP-Novi MI LLC	Ohio
Jubilee-Richmond, LLC	Ohio
JLP-River Oaks West LLC	Ohio
Jubilee-Springdale, LLC	Ohio
JLP-Beavercreek LLC	Ohio
Jubilee-Chesapeake Equity LLC	Delaware
JLP-Chesapeake LLC	Ohio
JLP-MWL Chesapeake LLC	Delaware
Jubilee-Coolsprings LLC	Delaware
JLP-Troy MI LLC	Ohio
JLP-Madison LLC	Ohio
JLP-Cary LLC	Ohio
JLP-Orland Park LLC	Ohio
JLP-Cranberry LLC	Delaware
JLP-Richmond LLC	Ohio
SM Hobart Lease LLC	Ohio
JLP-Kentwood LLC	Michigan
JLP-Harvard Park LLC	Ohio
Jubilee-TRS West Broad LLC	Ohio
JLP-Aventura LLC	Florida
JLP-Florence KY LLC	Kentucky
Woodbridge VA — JLP LLC	Delaware
JLP-555 Yearling LLC	Ohio
JLP-Bright Rd LLC	Ohio
JLP-Annapolis MD LLC	Ohio
JLP-Taylor Lease LLC	Ohio
JLP-Plainfield LLC	Indiana
JLP-Nashua NH LLC	New Hampshire
JLP-Lynnhaven VA LLC	Virginia
Morse Road Company-I LLC	Ohio
SHC Lockbourne Rd LLC	Ohio
SHC Portsmouth LLC	Ohio
SHC Delaware LLC	Ohio
SHC Tremont Rd LLC	Ohio
Trustees Loganport IN LLC	Ohio
Trustees Main/270 LLC	Ohio
Trustees Gay St. LLC	Ohio
Trustees 4011 E. Main LLC	Ohio
Trustees Portsmouth LLC	Ohio
Trustees Latonia Plaza KY LLC	Ohio
Sho-Ruben Bexley Center LLC	Ohio
Sho-Ruben Maplewood & Broad LLC	Ohio
Independence Charlotte NC LLC	Ohio
Shoppes of Beavercreek Ltd.	Ohio
SG-Fort Collins, LLC	Ohio
SG-Mentor, LLC	Ohio
Truss Hendrix Dr LLC	Ohio
Truss Lafayette Rd. IN LLC	Ohio

Jurisdiction of
Name	Formation/Incorporation
Truss Latonia Plaza KY LLC	Ohio
Truss Greenwood IN LLC	Ohio
Truss Wilkinsburg PA LLC	Ohio
Truss Parkersburg WV LLC	Ohio
Sawmill Partners I LLC	Ohio
Sawmill Partners II LLC	Ohio
Sawmill Hard Center LLC	Ohio
Allied Page Manor LLC	Ohio
Allied Fairborn LLC	Ohio
Allied Miamisburg LLC	Ohio
Allied Park LLC	Ohio
Crossings at Hobart-I, LLC	Ohio
East Main Centers — I LLC	Ohio
JLP-Bloomfield Park MI LLC	Michigan
Bloomfield Park Center LLC	Delaware
JLP-Hobart Land LLC	Ohio
SD-Newnan, LLC	Delaware
JBAN, L.L.C.	Delaware
JLPK-Jacksonville LLC	Delaware
JLP-Chattanooga LLC	Ohio
JLPK-Chattanooga Limited Partnership	Tennessee
JLPK-Columbia LLC	Delaware
JLPK-Novi, LLC	Delaware
JLPK-Jackson LLC	Delaware
JLPK-Greensburg LLC	Pennsylvania
JLPK-Hollywood LLC	Delaware
JLPK-Orange Park LLC	Delaware
Jubilee-Whitehall Equity LLC	Delaware
Jubilee-Whitehall PA LLC	Pennsylvania
Kimschott Whitehall, L.P.	Delaware
JLPK-Pueblo CO LLC	Delaware
JLPK-Albany OR LLC	Delaware
Jubilee-Sequoia II LLC	Ohio
Jubilee-Sequoia Equity L.P.	Delaware
JLP-Sequoia LLC	California
JLPK-Sequoia L.P.	California
JLP-California GP LLC	Delaware
JLP-California Equity L.P.	Delaware
JLP-California LLC	Delaware
Jubilee-Aircenter, L.L.C.	Delaware
4300 East Fifth Avenue LLC	Ohio
4300 Venture 34910 LLC	Delaware
4300 Venture 6279 LLC	Delaware
H & B Greenville MS LLC	Ohio
Schottenstein Property Group, LLC	Ohio
SSC Oxford LLC	Ohio
SSC Clarksville IN LLC	Ohio
SSC Norwalk LLC	Ohio
SSC Springdale LLC	Ohio

Jurisdiction of
Name	Formation/Incorporation
SSC Charlotte NC LLC	Ohio
SSC Market St Sandusky LLC	Ohio
SSC Benwood WV LLC	Ohio
SSC-Barboursville, L.L.C.	Delaware
SSC Beckley WV LLC	Ohio
SSC Parkersburg WV LLC	Ohio
SSC Altoona PA LLC	Ohio
SSC Akron LLC	Ohio
SSC Calumet City IL LLC	Ohio
SSC Burbank IL LLC	Ohio
SSC St. Peters MO LLC	Ohio
SSC Pittsburgh PA LLC	Ohio
SSC East Main Center Lease LLC	Ohio
SSC Monroeville PA LLC	Ohio
SSC Mishawaka IN LLC	Ohio
SSC 640-680 Dearborn LLC	Ohio
SSC 771-777 Dearborn LLC	Ohio
SSC Tuller Ridge LLC	Ohio
SSC Lakeview Blvd LLC	Ohio
SSC Schrock Rd LLC	Ohio
SSC Louisville KY LLC	Ohio
SSC Broadway NY LLC	Ohio
J Foothills Holdco, LLC	Delaware
J Foothills, LLC	Delaware
J KIMBIG LLC	Delaware
Pine Island SROP LLC	Ohio
Pine Island JV SRT LLC	Ohio
Madonna SRT LLC	Ohio

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